CORPORATE PRESENTATION SEPTEMBER 2016 (NYSE MKT: INFU) Exhibit 99.1

Safe Harbor Statement INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Certain statements contained in this presentation are forward-looking statements and are based on future expectations, plans and prospects for the business and operations of InfuSystem Holdings, Inc. (“InfuSystem” or “the Company”) that involve a number of risks and uncertainties. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain factors that could cause actual results to materially differ from those indicated by these forward-looking statements. Those factors, risks and uncertainties include, but are not limited to: potential changes in overall healthcare reimbursement, including CMS competitive bidding; sequestration; concentration of customers; increased focus on early detection of cancer; competitive treatments; dependency on Medicare Supplier Number; availability of chemotherapy drugs; global financial conditions; changes and enforcement of state and federal laws; dependency on suppliers; risks associated with acquisitions and joint ventures, including integration risks; US Healthcare Reform; relationships with healthcare professionals and organizations; technological changes related to infusion therapy; dependency on websites and intellectual property; dependency on key personnel; dependency on banking relationships; risks associated with our common stock, as well as any litigation to which the Company may be subject from time to time; and other risk factors as discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2015 and in subsequent filings made by the Company from time to time with the Securities and Exchange Commission (the “SEC”), which can be obtained via the SEC’s Edgar website or by contacting the Company or the SEC. Forward-looking statements in this presentation are made as of September 26, 2016, and, unless required by law, the Company disclaims any duty to supplement, update or revise such statements, whether as a result of subsequent developments, changed expectations or otherwise. The Company regularly posts important information to the investors section of its website.

InfuSystem provides infusion pumps and related products and services for patients in the home, oncology clinics, ambulatory surgery centers, and other health care sites. Improving access to quality medical equipment required by clinicians Delivering products and processes that drive down the cost of infusion care Promoting patient care and safety, optimizing clinical outcomes About InfuSystem® (NYSE MKT: INFU) INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST

Investment Highlights INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST InfuSystem is a dominant provider in the at-home oncology infusion pump market 30%+ market share Business generates substantial annual cash flow $18.8 M AEBITDA in 2015 and $19.4 M for the TTM ending 2Q16 $7.9 M of Free Cash Flow* in 2015 Substantial barriers to entry for potential new market entrants Pump fleet / Insurance contracts / EMR 15 of the last 16 quarters have been profitable New management team took over 4 years ago Strong gross margins, consistently above 70% Industry leading EMR connectivity to hospitals and clinics Significantly Reduced Cost of Capital $ Millions Revenue $ Millions Adjusted EBITDA* 2014 does NOT add-back the following charges: G&A expense on IT and Pain Management initiatives of $0.7M, a write-off of pumps $0.4M, severance of $0.2M *Free Cash Flow is presented under a new definition as of 12/31/2015. Please see appendix for Regulation G reconciliation of Free Cash Flow. *TTM as of 6/30/16

InfuSystem: Leading Provider of Oncology Infusion Pumps



Core Business: Leading provider to Patients, Hospitals and Infusion Clinics in North America

- InfuSystem enables oncology patients the comforts of at-home treatment
- Permits hospitals and clinics access to INFU's large inventory without a capital equipment purchase, while improving patient outcomes and driving down healthcare costs.
- INFU generates consistent recurring rental revenue

Key Differentiators / Competitive Advantages

- Largest inventory & fleet of infusion pumps: ~$58 M at historical cost
- ~420 payor networks under contract*
- ~1,750 customer/facility count*
- World-class ISO service centers
- Significant barriers to entry for new participants

Growth Drivers

- Pain Management expansion and other cancers
- Innovative EMR connectivity "InfuConnect" with hospitals and clinics
- Expanded portfolio - infusion related disposable sales
- New infusion drugs

Four Revenue Streams to Drive Cash Flows (FY 2015)


4%
10%
14%
72%
Rental: Patient-Based (TPP)
Rental: Hospital & Home Care Based (DP)
Sales: Product Sales
Rental: Service and Repair

*As of June 30, 2016

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Dominant Player in Our Niche

- InfuSystem pumps permit oncology patients to receive treatment in the comfort of their home.
  - 24/7 on-call oncology nurses
- InfuSystem is the market leader with more than ~1,750* customer/facility count - hospitals and oncology practice sites served in North America.
  - 13 of the 20 top leading cancer institutions
- Total home infusion market is $10 billion.
  - Oncology market treatable via continuous infusion is estimated to exceed $200 million annually.
- Cancer rates growing (NIH)
  - In 2015 1.7M new cases of cancer in U.S.
  - 39.6% of men & women will be diagnosed with cancer during their lifetimes
  - U.S. cancer care could reach $156 billion in 2020
- At-home treatment substantially drives down healthcare costs as mandated by ACA.



Ambulatory Continuous Infusion Opportunity**
(Oncology)



30%
15%
25%
20%
5%
1%
4%
InfuSystem
OIS
Home Care
Ownership
Disposable
InfusAID
Other

**Management estimates

*As of June 30, 2016

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Management Executing On Value-Creation Strategy INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST New management team focused on “Value-Creation Strategy” through series of strategic initiatives Four unique business models to capture increasing share of market opportunity and benefit from changing payor mix Accretive acquisition to expand market share “Land Grab” Expanding into adjacent addressable markets to drive growth Investments into next generation systems and technologies to increase customer retention Improving product utilization to increase return on investment Effective cash utilization through decreased borrowing rates Adjusted EBITDA Margins 2014 does NOT add-back the following charges: G&A expense on IT and Pain Management initiatives of $0.7M, a write-off of pumps $0.4M, severance of $0.2M *TTM as of 6/30/16

Value-Creation Strategy INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST FOUR REVENUE STREAMS DRIVING CASH FLOWS

Four Revenue Streams to Drive Cash Flows INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Patient-Based Rental (TPP) 72% of 2015 Sales A hospital/clinic provides an INFU pump to a patient to be utilized for at-home therapy InfuSystem bills patients insurance company for payment Hospital-Home Care Based Rental (Direct) 14% of 2015 Sales A hospital/clinic rents an INFU pump on a short term basis or clients choose to always rent INFU bills hospital/ clinic a flat rental rate Service & Repair 4% of 2015 Sales InfuSystem will service and repair pumps for OEMs, other secondary market infusion pump companies, and hospitals/clinics Rental Revenue 90% of 2015 Sales Product Sales 10% of 2015 Sales InfuSystem will refurbish pumps for sale to hospitals/clinics Customer has option to sell back pre-owned pumps Ability to sell new pumps Disposables for new and used pumps

Revenue Growth - Rental and Sales INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Product Sales $ Millions $ Millions Rental Revenues (Gross to Net Collected) *TTM as of 6/30/16

Net Collected Revenue INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Bad Debt as a Percent of Rental Revenue As new healthcare laws have been enacted, the focus on net collected revenue becomes increasingly important as a direct result of focus on contractual insurance changes Company's increased focus on collecting patient billings In-Network agreements Improved billing protocol High diversification of providers and payors No single healthcare provider represents more than 9% of Patient-Based Revenue (TPP) Patient-Based Rental Payor Mix (FY2015 Cash Collections)

Strong Customer "Stickiness" Leads to High Revenue Predictability

- Strong value placed on hospital/clinic contracts and relationships due to strong "reorder/recurring" revenue component
- InfuSystem provides patient-based pump rentals through ~1,750* customer/facility count (clinics/hospitals) with ~420* payor networks under contract
  - Customer count has declined through market consolidation, with INFU on the winning side
- Oncology clinics/hospitals that account for 98% of patient-based pump rentals in 2014 also rented a pump in 2015
- Average customer tenure (weighted by number of pump rentals in 2015) is over 9 years



Growth in Oncology Customers and Payor Networks under Contract
2,400
2,000
1,600
1,200
800
400
0
480
440
400
360
320
280
240
200
1,400
1,600
1,800
1,500
1,700
1,750
230
245
260
270
340
420
FY2011
FY2012
FY2013
FY2014
FY2015
2Q 2016
Customer/facility count
Payor Neworks under Contract



Percent of Pump Rentals by Oncology Clinics that Reordered in 2015 vs 2014
98.1%
1.9%
% of Continuing Customers
Lost Customers

*As of June, 30, 2016

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Value-Creation Takeaway INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST STRATEGIC ACQUISITIONS TO STRENGTHEN MARKET SHARE IN CORE ONCOLOGY BUSINESS

Strategic Acquisitions to Increase Market Share

InfuSystem has the largest inventory of home infusion pumps for the oncology market in the U.S.

- In April 2015, the company acquired Ciscura Holding Company, Inc., based in Alpharetta, Georgia
  - Acquired inventory of approximately 1,800 infusion pumps
  - Expand market share with additional 106 new infusio clinics relationships for InfuSystem primarily throughout the Southeast
  - Offer InfuConnect (EMR) solutions and product portfolio: pole mounted infusion pumps and disposables, catheter care kits and chemo safety products (USP 800)
  - Open new Southeast Service Center
  - Enables same day service for equipment and supplies to much of the Southeast region
- In April 2016, the Company announced it was acquiring the assets of InfusAID, LLC.
  - Acquired inventory of approximately 400 pumps
  - Expands market share with additional 18 infusion clinics



"The right pump, the right place, and the right time. Working and patient ready."

InfuSystem
INFUSION MADE EASY

CISCURA™
Infusion Services

InfusAID

InfuSystem
INFUSION MADE EASY
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Kansas City Service Center Madison Heights Service Center Future Northeast Service Center (est. 2017) Atlanta Service Center (2015) Los Angeles Area Service Center Houston Service Center (2014) Toronto Canada Service Center Faster Turnaround Times and Improved Utilization INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST InfuSystem Service Centers Reduced cost of air shipments Improved utilization of pump fleet Increased market share of “Same-Day” rental market ISO 9001 Certification and CHAP accredited quality Annual pump recertification Maintenance & Warranty Ability to service smart pumps Hub and Spoke Model

Value-Creation Takeaway INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Expanding into adjacent addressable markets to drive growth

Expansion into At-Home Pain Management Infusion Pump Market INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Pain relieving effects of a peripheral nerve block can be extended by using a continuous peripheral nerve block catheter, local anesthetic & an electronic infusion pump Growing therapy in an estimated $700 million market 5.7 million orthopedic surgeries annually 50% are projected to be Continuous Peripheral Nerve Block Candidates Pain most common reason Americans access the health care system Leading cause of disability Major contributor to health care costs. Per National Center for Health Statistics (2006), approximately 76.2 million, 1 in every 4 Americans suffered from pain that last longer than 24 hours

Value-Creation Takeaway INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST INVESTMENTS INTO NEXT GENERATION SYSTEMS AND TECHNOLOGIES TO INCREASE CUSTOMER RETENTION

InfuConnect: Enhancing Customer Retention and Future Growth Driver (EMR) INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST EMR Integration – Simple as 1-2-3 Industry-Leading True- Paperless Solution More accurate / More efficient Smart Data Listener & Extractor Save up to 20 minutes per patient Clinics can do more with the time they have Ambulatory Infusion Made Easy On Any Device, Auto loaded Fastest Implementation Manage Patients Monitor Inventory Sign Orders Order Supplies Patient Education and more…

InfuConnect: Life Cycle Management INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST State of the Art Asset Tracking and Management Track Assets in Real Time Improve Recovery Rates Extend Asset Life Track From Any Device Fleet Management Made Easy Order Additional Pumps Schedule Service & Repair Access Recertification Docs Online, Anytime

Pain Management and Reporting INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Real-Time Pain Score Reporting Supporting High Patient Satisfaction Online, Anytime

Value-Creation Takeaway INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST FINANCIAL OVERVIEW

Total Revenue: Total vs Net Collected INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST $ Millions Total Revenues (Gross to Net Collected) *TTM as of 6/30/16

Strong Gross and Adjusted EBITDA Margins INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Gross Margins *2014 does NOT add-back the following charges: G&A expense on IT and Pain Management initiatives of $0.7M, a write-off of pumps $0.4M, severance of $0.2M Adjusted EBITDA Margins See Appendix for Regulation G Reconciliation *TTM as of 6/30/16 **TTM as of 6/30/16

Free Cash Flow and Adjusted EBITDA INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Free Cash Flow* See Appendix for Regulation G Reconciliation $ Millions $ Millions Adjusted EBITDA See Appendix for Regulation G Reconciliation *Free Cash Flow is presented under a new definition as of 12/31/2015. Please see appendix for Regulation G reconciliation of Free Cash Flow. *2014 does NOT add-back the following charges: G&A expense on IT and Pain Management initiatives of $0.7M, a write-off of pumps $0.4M, severance of $0.2M **TTM as of 6/30/16

Net Income and Diluted EPS INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Net Income $ Millions Earnings Per Share Fully Diluted Basis ($45) ($45.4) *Q1-Q4 2015 = Normalized EPS-see Appendix for Regulation G Reconciliation *FY2015 is Normalized Net Income - see Appendix for Regulation G Reconciliation *TTM as of 6/30/1

Increased Borrowing Facility to Expand Future Pump Inventory INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST History of strong Free Cash Flows providing added borrowing capacity to expand growth of pump inventory Reduced cost of capital on new credit facility allows for increased Return on Invested Capital Current rate of less than 3.0% vs 18% in 2012, 9.5% in 2013, 7.75% in 2014 New facility signed with Chase in March 2015 Unrestricted Liquidity* Medical Equipment in Service (at cost) Total Debt $ Millions $ Millions $ Millions *Cash and Equivalents + Undrawn Revolver **TTM as of 6/30/16 *TTM as of 6/30/16 *TTM as of 6/30/16

New $45 Million Credit Facility INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST $45 million credit facility signed with JPMorgan Chase in March 2015 Term is five years $10 million revolver – undrawn at close $27 million Term Loan A – fully drawn at close $8 million Term Loan B – undrawn at close Expansion capital (including acquisition of Ciscura) InfuSystem has borrowed on this loan to fund the acquisition of Ciscura and associated integration costs Interest rate drops from 7.75% to 3.0% $1 million in cash interest savings potential Interest expense in Q4 2015 of $308k down from Q4 2014 of $779k and FY2015 interest expense of $1.7m down from YTD 2014 of $3.1m Interest rate can vary with LIBOR rate movements Repayment Term Loan A is repaid $965K quarterly Term Loan B is repaid quarterly as a percent of the total drawn ranging from 3.75% to 4.475% Favorable covenants and terms Leverage ratio maximum increased from 2.0x to 3.0x (decreases over the term) Fixed charge ratio minimum decreased from 1.75x to 1.25x

Significant Barriers to Entry



Established, long standing relationship with oncology practices

- ~1,750 Customer/Facility count*
- Growing Third Party Payor contracts
  - ~420 Payor networks under contract*
- 98% retention of customer business in 2015

Large fleet of ambulatory infusion pumps – ~$58 M* at cost

- Generate revenue - Rental or sale
- Quicker response time - 24/7
- Replacement value ~ $90 million*

Geographic coverage U.S. and Canada

- 6 Regional Service Centers – ISO 9001
- Same day or next day delivery of pumps
- Pump repair and service capabilities

Economies of Scale

- EMR Connectivity
- Predictable reimbursements
- Purchasing power
- Management of pump fleet

National presence with Affordable Care Organizations (ACOs)

- Physicians, Outpatient oncology practices, hospitals, outpatient surgery centers, homecare practices, patient rehabilitation centers

*As of June 30, 2016

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Why Invest in InfuSystem? INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Leading Operator in Core Business – Oncology Infusion Dominate player in oncology infusion market Large fleet of ambulatory pumps for Rental or Sale Expanding Market Share Aging Population and Cancer Growth Solid Financial Performance Strong Cash Flows and Solid Gross Margin Profile Solid Growth in Net Collected Rental Revenue Improving Net Income Significantly Reduced Cost of Capital Growth Drivers - Pain Management and InfuConnect (EMR) Solutions Peripheral Nerve Block and Smart Pump Growth True paperless: improved work flow and billing efficiencies New Management with Highly Focused Initiatives to Drive Value Increase EMR connectivity “InfuConnect” / Expand into new markets / Reduced cost of capital / Expand into new therapies, products and services Gregg O. Lehman, Ph.D. Appointed Chairman of the Board Elected by the board of directors in May 2015

Questions? Russell Microcap® Index (NYSE MKT: INFU) IR Contact Info: Joe Dorame, Managing Partner Lytham Partners, LLC 602-889-9700 dorame@lythampartners.com

InfuSystem—Infusion Made Easy INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST APPENDIX

Company Snapshot

InfuSystem Holdings, Inc.

- **Headquarters: Madison Heights, MI**
- **Founded: 1998**
- **Specialization: Healthcare / Medical Instruments & Supplies**
- **Management: Eric Steen, Pres. & CEO, Chris Downs, EVP & Interim CFO, Jan Skonieczny, EVP & COO, Mike McReynolds, EVP & CIO, Sean Schembri, EVP & GC, Trent Smith, EVP & CAO**
- **Est. Number of Employees: 270**
- **LTM Revenue: $76.3M** (as of June 30, 2016)
- **LTM AEBITDA: $19.4M** (as of June 30, 2016)
- **EV / LTM AEBITDA: 5.34x ***

Summary Trading Statistics*

- **Stock Price: $2.77**
- **52-Wk Range: $2.34-$3.75**
- **Market Cap: $64.0M**
- **Enterprise Value: $103.5M**
- **EV / LTM AEBITDA: 5.34x**
- **P / Adj. Earnings: 13.2x**



Share Price
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Volume
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
9/13 12/13 3/14 6/14 9/14 12/14 3/15 6/15 9/15 12/15 3/16 6/16 9/16
Share Price
Volume

Commentary

- **InfuSystem provides infusion pumps and related products and services for patients in:**
  - **Patient's home,**
  - **Oncology clinics**
  - **Ambulatory surgery centers**
  - **Other health care sites**
- **6 Regional Service Centers serves all of North America**
- **Profitable growth**
  - **Oncology and orthopedic surgery**
  - **Increased electronic connectivity**
  - **New products and services**
  - **Strategic geographic expansion**

As of 9/19/16

Financial Summary *($ in millions)*



Total Revenue
$80
$70
$60
$50
$40
$30
$20
$10
$0
Adjusted EBITDA Margin %
35%
30%
25%
20%
15%
10%
5%
0%
$39.0
$47.2
$54.6
$58.8
$62.3
$66.5
$72.1
$76.3
19%
22%
26%
24%
26%
25%
FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 TTM** (2Q16)

**TTM as of 6/30/16

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InfuSystem Niche – Extension of Clinic to Home

Ambulatory Home Infusion

- 25-year old business model in DME billing
- At home, at work, at play, all while receiving the drug
- High satisfaction scores
- 24/7 on-call oncology nurses
- Proven outcomes with continuous home infusion
- Oncology, Post Surgical Pain, Special Disease States

Patient-Based Rental TPP Payor Contracts

- Bills patient insurance
- 420+ Payor Networks under Contract (Commercial and Government)
- Commercial Payors reimburse more therapies than CMS
- See CMS SE1609 discussion in Form 10Q for March 31, 2016 and later in this appendix

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Hospital-Home Care Based Direct Payor Business Model

- InfuSystem's Hospital-Home Care Based (DP) business is focused primarily on the sale, rental, financing and accompanying service of movable medical equipment to hospitals and alternate care sites who pay InfuSystem directly – no third-party reimbursement
- Founded in 1998 and currently headquartered in Lenexa, KS
- InfuSystem services – ISO 9001 - and repairs movable medical equipment
- Leading provider to alternate site healthcare facilities and hospitals in the United States and Canada
    - Home infusion providers, long-term care, physician clinics, research facilities, etc.
- Transacts directly with healthcare providers – no third-party reimbursement revenue

Products



InfuSystem sells, rents and finances a wide variety of new and used large volume and ambulatory pumps

- Infusion pumps
- Enteral pumps
- Syringe pumps
- Ambulatory pumps

Service & Repair



InfuSystem services and repairs both its own fleet of pumps and many types of other movable medical equipment

- Large volume pumps
- Ambulatory pumps
- Fluid collection
- Medical equipment

InfuSystem
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Hospital-Home Care Based Direct Payor Offerings INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST InfuSystem offers new pumps from top brands Broker-dealer trading desk In addition, over 70 models and versions of pre-owned pumps are offered Pre-owned pumps are re-built and certified by in-house biomedical technicians to be patient ready Warranty offered on pre-owned pumps A variety of financing options to fit customers’ operating, budgeting and financing parameters Nationwide, industry-leading ISO 9001 service programs Launching 7th location - Northeast service center Pre-Owned & New Pumps from Top Manufacturers Full Spectrum of Ownership Options for Customers Sales Rental Asset Management Renting new or pre-owned equipment Rent pumps by the day, week or month to match swings in patient count Free shipping on all rentals Industry leader in sales of pre-owned equipment, creating significant savings Competitive pricing on new equipment Option to sell back pre-owned pumps Leasing plans offered ISO 9001 Service offered Service plans offered Local service expansion 6 existing; 1 planned Coordinate with Patient-Based Loaner pumps available Leading Provider of New and Pre-Owned Pumps

Medical Equipment Service & Repair INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST In addition to supporting and repairing InfuSystem’s in-house fleet, the Company certifies, recalibrates, repairs and services a variety of infusion pumps Pumps require scheduled maintenance and calibration in accordance with manufacturer’s specifications and regulatory guidelines Service and repair capabilities on high demand services reaching end of life that are no longer supported by manufacturers ISO certification and an established quality system strengthens relationships with major customers Provides InfuSystem an opportunity to establish a business relationship with customers that acquired pumps through other sources Continuing and increased need for compliance with current as well as anticipated regulations 28 highly qualified service technicians 5 major manufacturer relationships: 6 service centers, located in Michigan, Kansas, California, Texas, Georgia and Toronto, Canada

SE1609 Overview INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST On April 25, 2016, CMS released the Medical Learning Network (“MLN”) Matters Number SE1609 “Medicare Policy Clarified for Prolonged Drug and Biological Infusions Started Incident to a Physician’s Service Using an External Pump” clarification article (“SE1609”). This clarification article is intended for all physicians and hospital outpatient departments submitting claims to Medicare Administrative Contractors (“MACs”) for prolonged drug and biological infusions started incident to a physician’s service using an external pump. It should be noted that this article does not apply to suppliers’ claims submitted to Durable Medical Equipment (“DME”) MACs. We interpret SE1609 as no longer permitting DME suppliers to submit billings to the DME MACs for the infusion pumps and supplies provided to Medicare patients in the circumstances described in SE1609. More particularly, SE1609 provides that when a drug is provided “incident to” physicians’ services rendered to patients while in the physician’s office or hospital outpatient department, the external pump is not separately billable as DME. This applies to any DME supplier, home infusion company, hospital outpatient clinic or physician office that provides ambulatory infusion pumps in a setting where treatment is initiated in the infusion setting prior to the patient being sent home for long term infusion. SE1609 states that an ambulatory infusion pump and supplies are not separately reimbursable as DME when a Medicare patient leaves an infusion setting and goes home with a pump. SE1609 indicates that the administration of the drug billed to the local Medicare Contractor should also include payment for the DME used in furnishing the service. Under existing laws, in order for Medicare to cover the cost of the drug and external pump, a physician, hospital, clinic, home infusion therapy company or DME supplier must incur a cost for the drug and pump. We have historically submitted billings directly to DME MACs for our infusion pumps and portfolio of related services in the circumstances described above. In this regard, Medicare accounted for 18% and 19% of the Company’s total revenues for the six month period ended June 30, 2016 and fiscal year ended December 31, 2015, respectively, and 17% and 20% of Company’s consolidated accounts receivable, net as of June 30, 2016 and as of December 31, 2015, respectively. As a result of SE1609, we will now submit these billings, effective July 1, 2016, directly to physicians or hospitals who, in turn, will seek reimbursement from Medicare. In these cases, the providing physicians or hospitals, rather than Medicare, will be the primary obligor to the Company for payments for our infusion pumps and portfolio of related services. It is important to note that SE1609 applies only to Medicare patients and, therefore, we currently expect that SE1609 will have no direct material impact on the majority of patients of the Company’s customers who are insured by private commercial carriers. In these cases, which currently represent a substantial majority of our revenues, we already submit billings directly to these private commercial carriers. The Company estimates that the transition to the alternative billing arrangement and other recent announcements regarding commercial billing will have a net reduction to its operating income (loss of net revenue net of associated expenses saved) of approximately $1 million annually. Furthermore, there can be no assurance that SE1609 will not further impact future revenues and net income or implicate other risks referred to in the Risk Factors section of the Company’s Annual Report on Form 10-K for 2015.

INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST April 2015 - Acquires Ciscura for total of $6.2M Leverage: Total Debt to Adjusted EBITDA US$ millions

INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST April 2015 - Acquires Ciscura for total of $6.2M Leverage: Total Debt to Book Equity US$ millions

Non-GAAP Reconciliation: TTM Net Income to Adjusted EBITDA by Quarter INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Unaudited, in US$ thousands 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Trailing 12 Months Net Income 1,369 2,006 495 724 4,594 plus Interest Expense 338 308 305 327 1,278 plus Income Tax Expense 957 1,011 384 337 2,689 plus Depreciation 1,414 1,613 1,643 1,730 6,400 plus Amortization 756 784 912 922 3,374 EBITDA 4,834 5,722 3,739 4,040 18,335 plus Impairment Charges - - - - - plus Loss (Gain) on Derivatives - - - - - plus Concerned Shareholders - - - - - plus Extinguishment of Debt - - - - - plus Stock Based Compensation 179 200 213 137 729 plus Strategic Alternatives & Transition 22 41 100 170 333 Adjusted EBITDA 5,035 5,963 4,052 4,347 19,397

Non-GAAP Reconciliation: Annual Net Income to Adjusted EBITDA to Free Cash Flow to Change in Cash (part 1 of 3) INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Unaudited, in US$ thousands FY2011 FY2012 FY2013 FY2014 FY2015 Net Income (45,443) (1,489) 1,669 3,357 3,743 plus Interest 2,193 3,340 3,497 3,134 1,705 plus Tax (23,134) (663) 1,031 2,853 1,830 plus Depreciation 6,386 5,668 5,415 3,626 5,359 plus Amortization 2,662 2,734 2,618 2,516 2,884 EBITDA (57,336) 9,590 14,230 15,486 15,521 plus Impairment Charges 67,592 - - - - plus Loss (Gain) on Derivatives - - - - - plus Concerned Shareholders - 2,220 - - - plus Loss on Extinguishment of Debt - 671 - - 1,599 plus Stock Based Compensation - - 1,120 576 996 plus Strategic Alternatives & Transition - 645 604 - 669 Adjusted EBITDA 10,256 13,126 15,954 16,061 18,785

Non-GAAP Reconciliation: Annual Net Income to Adjusted EBITDA to Free Cash Flow to Change in Cash (part 2 of 3) INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Unaudited, in US$ thousands FY2014 FY2015 Adjusted EBITDA (continued from prior page) 16,061 18,785 less cash Taxes (298) (146) plus net decrease/(increase) in working capital, other noncash items & adjustments (1,464) (3,543) less capital investment for maintenance of medical equipment in service (1,347) (1,223) Unlevered Free Cash Flow 12,953 13,873 less cash Interest (2,351) (1,508) less mandatory debt principal payments (5,508) (4,574) less common stock transactions with employees & other miscellaneous (204) 86 Free Cash Flow 4,890 7,877 Discretionary Capital Investment Net (increase)/decrease in property and equipment excluding medical equipment (1,697) (293) Net (increase)/decrease in medical equipment rental fleet (5,993) (8,146) Net (increase)/decrease in medical equipment held for sale 1,409 (22) Net (increase)/decrease in software development and other non-pump assets (3,392) (5,643) Acquisition of Ciscura (including integration costs of $669K in FY2015) - (6,825) Total Cash (for)/from Discretionary Capital Investment (9,673) (20,929) Cash Flow available/(deficit) before Optional Net Reduction of Debt and Other (4,783) (13,052)

Non-GAAP Reconciliation: Annual Net Income to Adjusted EBITDA to Free Cash Flow to Change in Cash (part 3 of 3) INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Unaudited, in US$ thousands FY2014 FY2015 Cash Flow available/(deficit) before Optional Net Reduction of Debt and Other (continued from prior page) (4,783) (13,052) Optional Net (Reduction)/Increase of Debt Optional payoff of Wells Fargo credit facility - (20,609) Optional borrowing/(repayment) on bank credit facility, net 566 29,888 Optional borrowing/(repayment) on capital leases, net 3,594 4,233 Capitalized financing charges on Chase credit facility 0 (157) Total Optional Net (Reduction)/Increase of Debt 4,160 13,355 Cash Flow after Optional Net (Reduction)/Increase of Debt (623) 303 Other miscellaneous items - - Net Change in Cash (623) 303 plus Beginning Cash 1,138 515 Ending Cash 515 818

Non-GAAP Reconciliation: TTM Operating Income to Normalized Net Income and EPS by Quarter INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Unaudited, in US$ thousands except per share values 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Trailing 12 Months Operating Income $2,711 $3,284 $1,164 $1,381 $8,540 Adjustments: Strategic Alternatives (incl. Integration Costs) 22 41 100 95 258 Severance 75 75 Interest Expense (338) (308) (305) (327) (1,278) Other income (47) 41 20 7 21 Income before income taxes – adjusted $2,348 $3,058 $979 $1,231 $7,616 Income taxes – adjusted 963 1,024 428 391 2,806 NORMALIZED NET INCOME $1,385 $2,034 $551 $840 $4,810 Normalized Net income per share: Basic $0.06 $0.09 $0.02 $0.04 $0.21 Diluted $0.06 $0.09 $0.02 $0.04 $0.21 Weighted average shares outstanding: Basic 22,449 22,517 22,549 22,620 22,534 Diluted 22,838 22,929 23,039 23,110 22,979

Detailed Historical Income Statement INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST

Detailed Historical Balance Sheet INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST